UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 29, 2014

FIRST FOUNDATION INC.

(Exact name of registrant as specified in its charter)

California	0-55090	20-8639702
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

18101 Von Karman Avenue, Suite 700, Irvine, California		92612
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (949) 202-4160

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

On July 29, 2014, First Foundation Inc. (the “Company”) issued a press release announcing its consolidated financial results for its second quarter and the six months ended June 30, 2014. A copy of that press release is attached as Exhibit 99.1 to and, by this reference, is incorporated into this Current Report on Form 8-K.

In accordance with General Instruction B.2 of Form 8-K, the information contained in this Item 2.02 of this Current Report on Form 8-K and Exhibit 99.1 hereto, are being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, and such information and that Exhibit shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Company held its 2014 Annual Meeting of Shareholders on July 29, 2014. The matters voted on by the shareholders at that Meeting consisted of (i) the election of ten directors to serve on the Company’s Board of Directors for a term of one year and until their respective successors are elected and qualify to serve (Proposal No. 1); (ii) the approval, by non-binding advisory vote, of the compensation paid by the Company to its named executive officers in the year ended December 31, 2013 (“Proposal No. 2’); and (iii) the recommendation as to whether future advisory votes on executive compensation should be held every year, every two years or every three years (“Proposal No. 3).

Election of Directors (Proposal No. 1). The Board of Directors of the Company nominated the candidates named below for election to the Company’s Board of Directors. No other candidates were nominated for election to the Board. Accordingly, the election of directors was uncontested and all ten of the candidates nominated by the Board of Directors were elected at the Annual Meeting to serve as the directors of the Company for a term of one year and until their respective successors are elected and qualify to serve. The table below sets forth the respective numbers of votes cast for, and the respective numbers of votes withheld from, their election.

	Shares Voted
NOMINEES	For	Percent(1)	Withhold	Percent(1)
Ulrich E. Keller, Jr.	4,206,268	96.10%	170,710	3.90%
Scott F. Kavanaugh	4,206,268	96.10%	170,710	3.90%
James Brakke	4,204,604	96.06%	172,374	3.94%
Max Briggs	4,206,268	96.10%	170,710	3.90%
Victoria Collins	4,204,604	96.06%	172,374	3.94%
Warren D. Fix	4,204,604	96.06%	172,374	3.94%
John Hakopian	4,206,268	96.10%	170,710	3.90%
Gerald Larsen	4,206,268	96.10%	170,710	3.90%
Mitchell M. Rosenberg	4,206,268	96.10%	170,710	3.90%
Coby Sonenshine	4,206,268	96.10%	170,710	3.90%

(1)	As a percent of shares voted in the election of directors.

Advisory Vote on Named Executive Compensation for 2013 (Proposal No. 2). At the Annual Meeting, our shareholders approved, on a non-binding advisory basis, the compensation of our Named Executive Officers for the year ended December 31, 2013, by the following vote:

FOR		AGAINST		ABSTAIN
Number of Shares	Percent of Shares Voted	Number of Shares	Percent of Shares Voted	Number of Shares	Percent of Shares Voted
4,166,763	95.20%	173,121	3.95%	37,094	0.85%

Frequency of Future Advisory Votes on the Compensation of Named Executive Officers (Proposal No. 3). At the Annual Meeting, our shareholders were asked to cast a non-binding advisory vote as to whether future advisory votes on the compensation of our named executive officers should be held every year, every two years or every three years. In accordance with the recommendation of the Board of Directors, the Company’s shareholders voted at the Annual Meeting for such future advisory votes to be held annually.

Shares Voted:	For Every Year	For Every Two Years	For Every Three Years	Abstentions
Number of Shares	4,040,905	110,852	162,011	63,210

Percent of Shares Voted	92.32%	2.53%	3.71%	1.44%

Board Action with respect to the Frequency of Future Advisory Votes on the Compensation of Named Executive Officers. Based on the recommendation of the Company’s shareholders, the Board of Directors, at a meeting held on July 29, 2014, decided that future advisory votes on the compensation of our named executive officers will be held annually until such time as the Board of Directors may decide to hold another shareholder vote on the frequency of advisory votes on the executive compensation of our named executive officers.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits. The following exhibit is being furnished pursuant to Item 2.02 above.

Exhibit No.	Description of Exhibit

99.1	Press Release issued July 29, 2014 announcing the consolidated financial results of First Foundation Inc. for the quarter and six months ended June 30, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST FOUNDATION INC.

Date: July 31, 2014	By:	/s/ JOHN M. MICHEL
John M. Michel Executive Vice President & Chief Financial Officer

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INDEX TO EXHIBITS

Exhibit No.	Description of Exhibit

99.1	Press Release issued July 29, 2014 announcing the consolidated financial results of First Foundation Inc. for the quarter and six months ended June 30, 2014.

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